UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  February 8, 2010

CHINA AGRITECH, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-49608	75-2955368
(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

Room 3F No. 11 Building, Zhonghong International Business Garden
Future Business Center,
Chaoyang North Road, Chaoyang District, Beijing, China 100024
(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code:
(86)10-59621278

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On February  8, 2010, China Agritech, Inc. a Delaware corporation, issued a press release containing certain preliminary unaudited financial results for the year ended December 31, 2009 and guidance for revenues for the current fiscal year ending December 31, 2010.  A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

As provided in General Instruction B.2 of SEC Form 8-K, such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Current Report on Form 8-K.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	China Agritech, Inc. Press Release, dated February 8, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA AGRITECH, INC.

Date: February 8, 2010	/s/ Yu Chang
Yu Chang
Chief Executive Officer

Exhibit Index

Exhibit No.	Description

99.1	China Agritech, Inc. Press Release, dated February 8, 2010.